                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of November 24, 2003 (this "FIRST AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 16, 2003 (as amended by this First Amendment and as otherwise amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among DAY INTERNATIONAL GROUP, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), LEHMAN BROTHERS INC., as sole advisor, sole bookrunner and joint lead arranger, and BANC ONE CAPITAL MARKETS, INC., as joint lead arranger, BANK ONE, NA, as syndication agent, NATIONAL CITY BANK, as documentation agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower desires to acquire all of the issued and outstanding shares of beneficial interests of Network Distribution International, a Massachusetts business trust (the "TARGET"), for cash and other consideration (the "TARGET ACQUISITION") pursuant to the Target Acquisition Documentation (as defined herein);

                  WHEREAS, in connection with the Target Acquisition, and pursuant to Section 10.1 of the Credit Agreement, the Borrower has requested that the Administrative Agent amend the Credit Agreement as set forth in this First Amendment to add an additional term loan facility to the Credit Agreement in an aggregate principal amount of $30,000,000; and

                  WHEREAS, the Administrative Agent agrees, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth in this First Amendment;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

                  1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                  2.       Amendment to Section 1.1 (Defined Terms). (a) Section
1.1 of the Credit Agreement is hereby amended by (i) deleting the defined terms "Commitment", "Facility", "Majority Facility Lenders", "Required Lenders", "Term Loan Facilities", "Term Loan Lender" and "Term Loans" and (ii) substituting in lieu thereof the following definitions:

                  "'COMMITMENT': as to any Lender, the sum of the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and the Revolving Credit Commitment of such Lender."

                  "'FACILITY': each of (a) the Tranche A Term Loan Commitments and the Tranche A Term Loans made thereunder (the "TRANCHE A TERM LOAN FACILITY"), (b) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the "TRANCHE B TERM LOAN FACILITY"), (c) the Tranche C Term Loan Commitments and the Tranche C Term Loans made thereunder (the "TRANCHE C TERM LOAN FACILITY") and (d) the Revolving Credit Commitments and the extensions of credit made thereunder (the "REVOLVING CREDIT FACILITY")."

                  "'MAJORITY FACILITY LENDERS': with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments)."

                  "'REQUIRED LENDERS': the holders of more than 50% of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Tranche A Term Loans, (ii) the aggregate unpaid principal amount of the Tranche B Term Loans, (iii) the aggregate unpaid principal amount of the Tranche C Term Loans and (iv) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit."

                  "'TERM LOAN FACILITIES': the collective reference to the Tranche A Term Loan Facility, the Tranche B Term Loan Facility and the Tranche C Term Loan Facility."

                  "'TERM LOAN LENDER': each of the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders and the Tranche C Term Loan Lenders."

                  "'TERM LOANS': the collective reference to the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans."

                  (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following below the last line of the chart therein (and prior to the proviso contained therein):

                                   Base Rate    Eurocurrency
                                     Loans         Loans
                                     -----         -----
"Tranche C Term Loan Facility        3.50%         4.50%".

                  (c) The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended by deleting paragraph (ii) in the proviso to such definition in its entirety and substituting in lieu thereof the following:

                  "(ii)    any Interest Period that would otherwise extend
beyond the Revolving Credit Termination Date or beyond the date final payment is due on the Tranche A Term Loans, the Tranche B Term Loans or the Tranche C Term Loans, as the case may be, shall end on the Revolving Credit Termination Date or such due date, as applicable;"

                  (d) Section 1.1 of the Credit Agreement is hereby amended by adding alphabetically therein the following definitions:

                  "'FIRST AMENDMENT': the First Amendment to this Agreement dated as of November 24, 2003."

                  "'REVOLVING CREDIT FACILITY': as defined in the definition of "Facility" in this Section 1.1."

                  "TARGET": Network Distribution International, a Massachusetts business trust.

                  "TARGET ACQUISITION": the acquisition by the Borrower of all of the issued and outstanding shares of beneficial interests of Target for cash and other consideration pursuant to the Target Acquisition Documentation."

                  "TARGET ACQUISITION DOCUMENTATION": (i) the Stock Purchase Agreement, dated as of November 24, 2003, by and among Mark E. Barrington; Glenn
M. Hicks; Carol Hicks Norcross; Irene Hicks; D. Scott Morrison; Leslie Kay Hoffman; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 29, 1987, for the benefit of D. Scott Morrison; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 31, 1990, for the benefit of D. Scott Morrison; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 29, 1987, for the benefit of Leslie Kay Hoffman; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 31, 1990, for the benefit of Leslie Kay Hoffman; and Irene Hicks as Trustee of The Hicks Family Trust created under The Will of Henry C. Hicks (collectively, the "Shareholders"), Mark E. Barrington and D. Scott Morrison, as the representatives of the Shareholders, and the Borrower, and all schedules, exhibits, annexes and amendments thereto and all side letters and voting and other agreements affecting the terms thereof or entered into in connection therewith, and (ii) the Purchase Agreement, dated as of November 24, 2003, by and among the Borrower, Carver Golf Enterprises, Inc. and Morrison Ink Company, and all schedules, exhibits, annexes and amendments thereto and all side letters and voting and other agreements affecting the terms thereof or entered into in connection therewith.

                  "'TRANCHE A TERM LOAN FACILITY': as defined in the definition of "Facility" in this Section 1.1."

                  "'TRANCHE B TERM LOAN FACILITY': as defined in the definition of "Facility" in this Section 1.1."

                  "'TRANCHE C EFFECTIVE DATE': as defined in Section 2.2(b)."

                  "'TRANCHE C TERM LOAN': as defined in Section 2.1(c)."

                  "'TRANCHE C TERM LOAN COMMITMENT': as to any Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche C Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Tranche C Term Loan Commitments is $30,000,000."

                  "'TRANCHE C TERM LOAN FACILITY': as defined in the definition of "Facility" in this Section 1.1."

                  "'TRANCHE C TERM LOAN LENDER': each Lender which has a Tranche C Term Loan Commitment or which is the holder of a Tranche C Term Loan."

                  "'TRANCHE C TERM LOAN MATURITY DATE': September 16, 2009 (or such earlier date on which the Loans become due and payable pursuant to Section
8); provided, that notwithstanding the foregoing, the Tranche C Term Loan Maturity Date shall be September 15, 2007 in the event that the Borrower's Senior Subordinated Notes are not refinanced in full prior to September 15, 2007 with the proceeds of the Subordinated Refinancing."

                  "'TRANCHE C TERM LOAN PERCENTAGE': as to any Tranche C Term Loan Lender at any time, the percentage which such Lender's Tranche C Term Loan Commitment then constitutes of the aggregate Tranche C Term Loan Commitments (or, at any time after the Tranche C Effective Date, the percentage which the aggregate principal amount of such Lender's Tranche C Term Loan then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding)."

                  3.       Amendment to Section 2.1 (Term Loan Commitments). (a)
Section 2.1(b) of the Credit Agreement is hereby amended by deleting from the first parenthetical therein the definition of "Term Loans."

                  (b) Section 2.1 of the Credit Agreement is hereby amended by adding to such section at the end thereof the following:

                  "(c) Subject to the terms and conditions hereof, each Tranche C Term Loan Lender severally agrees to make a term loan (a "TRANCHE C TERM LOAN") to the Borrower on the Tranche C Effective Date in an amount not to exceed the amount of the Tranche C Term Loan Commitment of such Tranche C Term Loan Lender. The Tranche C Term Loans may from time to time be Eurocurrency Loans or Base Rate Loans, or a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections
2.2 and 2.13."

                  4. Amendment to Section 2.2 (Procedure for Term Loan Borrowings). Section 2.2 of the Credit Agreement is hereby amended by (a) amending all references therein (i) from "Term Loans" to "Tranche A Term Loans and Tranche B Term Loans", (ii) from "Term Loan" to "Tranche A Term Loan and Tranche B Term Loan" and (iii) from "Term Loan Lenders" to "Tranche A Term Loan Lenders and Tranche B Term Loan Lenders", (b) identifying the existing paragraph therein as paragraph "(a)", and (c) adding to such section at the end thereof the following:

                  "(b) The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Borrowing Date of the Tranche C Term Loans (the actual Borrowing Date of such Tranche C Term Loans being referred to herein as the "TRANCHE C EFFECTIVE DATE") requesting that the Tranche C Term Loan Lenders make the Tranche C Term Loans on the Tranche C Effective Date. The Tranche C Term Loans shall initially be Base Rate Loans, and no Tranche C Term Loan may be converted into or continued as a Eurocurrency Loan having an Interest Period in excess of one month prior to the date which is 30 days after the Tranche C Effective Date or such shorter period as may be acceptable to the Administrative Agent. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Tranche C Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Tranche C Effective Date, each Tranche C Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to its Tranche C Term Loan. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Tranche C Term Loan Lenders, in like funds as received by the Administrative Agent."

                  5.       Amendment to Section 2.3 (Repayment of Term Loans).
Section 2.3 of the Credit Agreement is hereby amended by adding to such section at the end thereof the following:

                  "(c) The Tranche C Term Loan of each Lender shall be repaid in 24 consecutive quarterly installments, commencing on December 31, 2003, each of which shall be in an amount equal to such Lender's Tranche C Term Loan Percentage multiplied by the amount set forth below opposite such installment:

    Installment                               Amount
    -----------                               ------
December 31, 2003                          $   75,000
March 31, 2004                             $   75,000
June 30, 2004                              $   75,000
September 30, 2004                         $   75,000
December 31, 2004                          $   75,000
March 31, 2005                             $   75,000
June 30, 2005                              $   75,000
September 30, 2005                         $   75,000
December 31, 2005                          $   75,000
March 31, 2006                             $   75,000
June 30, 2006                              $   75,000
September 30, 2006                         $   75,000
December 31, 2006                          $   75,000
March 31, 2007                             $   75,000
June 30, 2007                              $   75,000
September 30, 2007                         $   75,000
December 31, 2007                          $   75,000
March 31, 2008                             $   75,000
June 30, 2008                              $   75,000

    Installment                               Amount
    -----------                               ------
September 30, 2008                         $   75,000
December 31, 2008                          $7,125,000
March 31, 2009                             $7,125,000
June 30, 2009                              $7,125,000
Tranche C Term                             $7,125,000;
Loan Maturity Date

                  provided, that notwithstanding the foregoing, all outstanding Tranche C Term Loans, together with accrued interest thereon, shall be due and payable on the Tranche C Term Loan Maturity Date."

                  6. Amendment to Section 2.8 (Repayment of Loans; Evidence of Debt). (a) Section 2.8(a) of the Credit Agreement is hereby amended by adding after the first sentence thereof the following: "The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Tranche C Term Loan Lender the principal amount of each Tranche C Term Loan of such Tranche C Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3(c) and the then unpaid principal amount of each Tranche C Term Loan of such Tranche C Term Loan Lender on the Tranche C Term Loan Maturity Date."

                  (b) Section 2.8(e) of the Credit Agreement is hereby amended by adding to such section at the end thereof the following: "The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Tranche C Term Loans of such Lender, substantially in the form of Exhibit E-5, with appropriate insertions as to date and principal amount."

                  7. Amendment to Section 2.18 (Pro Rata Treatment and Payments). (a) Section 2.18(a) of the Credit Agreement is hereby amended by inserting the phrase ", Tranche C Term Loan Percentages" in the fifth line thereof immediately before the phrase "or Revolving Credit Percentages".

                  (b) Section 2.18(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "(d) Notwithstanding anything to the contrary in Sections 2.12 or 2.18(b), so long as any Tranche A Term Loans are outstanding, each Tranche B Term Loan Lender and each Tranche C Term Loan Lender may, at its option, decline up to 100% of the portion of any mandatory prepayment applicable to the Tranche B Term Loans or Tranche C Term Loans, as the case may be, of such Lender; accordingly, with respect to the amount of any mandatory prepayment described in
Section 2.12 that is allocated to Tranche B Term Loans and/or Tranche C Term Loans (such amounts, the "MANDATORY PREPAYMENT AMOUNT"), at any time when Tranche A Term Loans remain outstanding, the Borrower will, on the date specified in Section 2.12 for such prepayment, (i) give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche B Term Loan Lender and Tranche C Term Loan Lender a notice (each, a

"PREPAYMENT OPTION NOTICE") as described below and (ii) deposit with the Administrative Agent the Mandatory Prepayment Amount. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Tranche B Term Loan Lender and each Tranche C Term Loan Lender a Prepayment Option Notice, which shall be substantially in the form of Exhibit K, and shall include an offer by the Borrower to prepay on the Prepayment Date (as defined below) the Tranche B Term Loans or Tranche C Term Loans, as the case may be, of such Lender by an amount equal to the portion of the Mandatory Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche B Term Loans or Tranche C Term Loans, as the case may be. The "Prepayment Date" in respect of any Prepayment Option Notice shall be the date which is five Business Days after the date of such Prepayment Option Notice. On the Prepayment Date, the Administrative Agent shall (A) apply the Mandatory Prepayment Amount toward prepayment of the outstanding Tranche B Term Loans and/or Tranche C Term Loans in respect of which Lenders have accepted mandatory prepayment as described above and (B) apply the remaining portion of the Mandatory Prepayment Amount not accepted by the Tranche B Term Loan Lenders or the Tranche C Term Loan Lenders toward prepayment of the Tranche A Term Loans. The procedures described above in this paragraph shall not be applicable in the case of a prepayment in full of all Term Loans."

                  8.       Amendment to Section 4.16 (Use of Proceeds). Section
4.16 of the Credit Agreement is hereby amended by (a) amending all references therein from "Term Loans" to "Tranche A Term Loans and Tranche B Term Loans", and (b) adding to such section at the end thereof the following: "The proceeds of the Tranche C Term Loans shall be used solely to finance the Target Acquisition and pay fees and expenses related thereto."

                  9. Amendment to Exhibits to Credit Agreement. (a) Exhibit B (Form of Borrowing Notice) to the Credit Agreement is amended in its entirety to read as set forth in Annex I hereto.

                  (b) Exhibit K (Form of Prepayment Option Notice) to the Credit Agreement is amended in its entirety to read as set forth in Annex II hereto.

                  (c) The Form of Tranche C Term Note attached hereto as Annex III is hereby added to the Credit Agreement as Exhibit E-5 thereto.

                  10. Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective upon the satisfaction of the following conditions precedent concurrently or prior to the closing date of the Target Acquisition (such date, the "First Amendment Effective Date"), which date shall occur prior to December 31, 2003:

                  (a) The Administrative Agent shall have received counterparts of this First Amendment duly executed and delivered by each of the Borrower, each of the Subsidiary Guarantors and the Administrative Agent.

                  (b) The Administrative Agent shall have received a Lender Addendum executed and delivered by each Tranche C Term Loan Lender and accepted by the Borrower.

                  (c) The Administrative Agent shall have received (i) an Assumption Agreement, duly executed and delivered by Target and each Subsidiary of Target, pursuant to which Target and each Subsidiary of Target shall become a party to the Guarantee and Collateral Agreement as a Grantor and as a Subsidiary Guarantor and (ii) an Assumption Agreement, duly executed and delivered by Target and each Subsidiary of Target, pursuant to which Target and each Subsidiary of Target shall become a party to the Patent and Trademark Security Agreement as a Grantor.

                  (d) The sources and uses of funds for the Target Acquisition shall be reasonably satisfactory to the Administrative Agent.

                  (e) The Tranche C Term Loan Lenders shall have received the results of a recent lien search in each relevant jurisdiction with respect to the Target and its Subsidiaries, and such search shall reveal no liens on any of the assets of the Target or its Subsidiaries except for liens permitted by the Credit Agreement or liens to be discharged on or prior to the First Amendment Effective Date pursuant to documentation satisfactory to the Administrative Agent.

                  (f) The Administrative Agent shall be satisfied that the Borrower shall have (i) complied with Section 6.9 (Additional Collateral, etc.) of the Credit Agreement and (ii) taken all necessary or advisable actions to grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in the Capital Stock of Target and each Subsidiary of Target and a first priority security interest in the assets and properties of Target and each Subsidiary of Target.

                  (g) The Administrative Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of (i) the Stock Purchase Agreement, dated as of November 24, 2003, by and among Mark E. Barrington; Glenn M. Hicks; Carol Hicks Norcross; Irene Hicks; D. Scott Morrison; Leslie Kay Hoffman; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 29, 1987, for the benefit of D. Scott Morrison; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 31, 1990, for the benefit of D. Scott Morrison; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 29, 1987, for the benefit of Leslie Kay Hoffman; D. Scott Morrison and Leslie Kay Hoffman as Trustees under Trust Agreement dated December 31, 1990, for the benefit of Leslie Kay Hoffman; and Irene Hicks as Trustee of The Hicks Family Trust created under The Will of Henry C. Hicks (collectively, the "SHAREHOLDERS"), Mark E. Barrington and D. Scott Morrison, as the representatives of the Shareholders, and the Borrower, and all schedules, exhibits, annexes and amendments thereto and all side letters and voting and other agreements affecting the terms thereof or entered into in connection therewith, and (ii) the Purchase Agreement, dated as of November 24, 2003, by and among the Borrower, Carver Golf Enterprises, Inc. and Morrison Ink Company, and all schedules, exhibits, annexes and amendments thereto and all side letters and voting and other agreements affecting the terms thereof or entered into in connection therewith (clauses (i) and (ii) collectively, the "Target Acquisition Documentation"), and such Target Acquisition Documentation shall be on terms and conditions reasonably satisfactory to the Administrative Agent.

                  (h) The Administrative Agent shall have received an officer's certificate from the Borrower certifying compliance with each of the requirements contained in the definition of "Permitted Business Acquisition," together with all information necessary for determining such compliance, and all relevant financial statements and information, in each case, satisfactory to the Administrative Agent.

                  (i) The Administrative Agent shall have received (i) a copy of the certificate of incorporation (or equivalent document) of the Target and each of its Subsidiaries, certified as of a recent date by the Secretary of State of the state of organization of the Target and each of its Subsidiaries, as applicable, together with certificates of such official attesting to the good standing of the Target and each of its Subsidiaries, (ii) a certificate of the Secretary or an Assistant Secretary of the Target and each of its Subsidiaries certifying (A) the names and true signatures of each Responsible Officer of the Target and each of its Subsidiaries who has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of the Target and each of its Subsidiaries, (B) the by-laws (or equivalent document) of the Target and each of its Subsidiaries as in effect on the date of such certification, (C) the resolutions of the Target's and each of its Subsidiaries' board of directors (or equivalent body) approving and authorizing the execution, delivery and performance of any Loan Document to which it is a party and other document required hereunder to be executed and delivered by or on behalf of the Target and each of its Subsidiaries and (D) that there have been no changes in the certificate of incorporation (or equivalent document) of the Target and each of its Subsidiaries from the document delivered pursuant to subclause (i) above and
(iii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of the First Amendment and any other document required hereunder to be executed and delivered by or on behalf of the Borrower.

                  (j)      The Tranche C Term Loan Lenders shall have received
(i) a pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30, 2003 (including notes thereto) in form and substance satisfactory to the Administrative Agent, prepared giving effect (as if such events had occurred on such date) to (A) the Target Acquisition and the transactions contemplated thereby, (B) the Tranche C Term Loans to be made to the Borrower on the Tranche C Effective Date and the use of proceeds therefrom and (C) the payment of fees and expenses in connection with the foregoing, (ii) with respect to Target, audited consolidated financial statements of Target and its consolidated Subsidiaries for the fiscal years ended December 31, 2001 and 2002, and (iii) unaudited interim consolidated financial statements of Target and its consolidated Subsidiaries for each quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to the immediately preceding clause (ii) as to which such financial statements are available, in each case with respect to clauses (ii) and (iii), in form and substance reasonably satisfactory to the Administrative Agent; and such financial statements shall not in the reasonable judgment of the Administrative Agent reflect any material adverse change in the consolidated financial condition of such parties as reflected in the financial statements or projections contained in the confidential information memorandum prepared in connection with the Tranche C Term Loan Facility.

                  (k) The Tranche C Term Loan Lenders shall have received a satisfactory revised business plan for fiscal years 2003 to 2010 and a satisfactory written analysis of the business and prospects of the Borrower and its Subsidiaries for the period from the First Amendment Effective Date through the final maturity of the Tranche C Term Loans after giving effect to the Target Acquisition.

                  (l) The Tranche C Term Loan Lenders shall have received such legal opinions as are customary for transactions of this type or as they may reasonably request.

                  (m) The Tranche C Term Loan Lenders shall have received a compliance certificate from the chief financial officer of the Borrower reasonably satisfactory to the Tranche C Term Loan Lenders, which shall document compliance by the Borrower under all of the Borrower's indentures and preferred stock documents after giving effect to (i) the Target Acquisition and the transactions contemplated thereby, (ii) the Tranche C Term Loans to be made to the Borrower on the Tranche C Effective Date and the use of proceeds therefrom and (iii) the payment of fees and expenses in connection with the foregoing.

                  (n) Moody's Investors Service, Inc. and Standard & Poor's Ratings Group each shall have affirmed the Borrower's existing ratings and outlook for the Credit Agreement, after giving effect to the Tranche C Term Loan Facility and the Tranche C Term Loans made thereunder, both of which ratings shall remain in effect on the First Amendment Effective Date.

                  (o) All governmental and material third party approvals (including landlords' and other consents) necessary or, in the discretion of the Administrative Agent, advisable in connection with the Target Acquisition, the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Target Acquisition or the financing contemplated hereby.

                  (p) Prior to and after giving effect to this First Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of the date hereof as if made on and as of such date; provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this First Amendment.

                  (q) No Default or Event of Default shall have occurred and be continuing on the date hereof prior to or after giving effect to the transactions contemplated hereby.

                  (r) The Tranche C Term Loan Lenders shall have received such documents and other instruments as are customary for transactions of this type or as they may reasonably request.

                  11. Continuing Effect; No Other Amendments. Except as expressly set forth in this First Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. The First Amendment shall constitute a Loan Document.

                  12. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this First Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

                  13. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this First Amendment by the Loan Parties and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

                  14. Effect of Amendment. On the First Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this First Amendment and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the "Obligations" (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the First Amendment Effective Date; (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this First Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations."

                  15. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                            DAY INTERNATIONAL GROUP, INC.

                                            By: /s/ Thomas J. Koenig
                                               ---------------------------------
                                                Name: Thomas J. Koenig
                                                Title: Vice President and CFO

                                            LEHMAN COMMERCIAL PAPER INC., as
                                            Administrative Agent

                                            By: /s/ G. Andrew Keith
                                               ---------------------------------
                                                Name: G. Andrew Keith
                                                Title: Authorized Signatory

                       [SIGNATURE PAGE TO FIRST AMENDMENT]

Each Subsidiary Guarantor hereby consents to this First Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by this First Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified by this First Amendment).

Consented to and Agreed as of
the date of this First Amendment:

DAY INTERNATIONAL, INC.
DAY INTERNATIONAL FINANCE, INC.
VARN INTERNATIONAL, INC.

By: /s/ Thomas J. Koenig
   ----------------------------------------
    Name: Thomas J. Koenig
    Title: Vice President and CFO

                       [SIGNATURE PAGE TO FIRST AMENDMENT]

                                      INDEX

ANNEXES:

I        Form of Borrowing Notice

II       Form of Prepayment Option Notice

III      Form of Tranche C Term Note

ANCILLARY DOCUMENTS:

1.       Assumption Agreement to Guarantee and Collateral Agreement

2.       Assumption Agreement to Patent and Trademark Security Agreement

A copy of the Annexes and Ancillary Documents will be furnished supplementally to the Commission upon request.

                       [SIGNATURE PAGE TO FIRST AMENDMENT]